ALPINE DYNAMIC INNOVATORS FUND (the “Fund”)
A SERIES OF ALPINE SERIES TRUST

  Supplement dated June 27, 2011 to the Fund’s Summary Prospectus dated March 1, 2011

The following table replaces the table in the section entitled “Performance” on page 4 of the Fund’s Summary Prospectus:

Average Annual Total Returns
(For the periods ending December 31, 2010)

Alpine Dynamic Innovators Fund	1 Year	Since Inception 7/11/06
Return Before Taxes	16.01%	2.46%
Return After Taxes on Distributions	16.01%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares	10.41%	1.89%

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.29%
Lipper Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	18.62%	4.82%